                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2003

                             AUTO DATA NETWORK, INC.


               (Exact Name of Registrant as Specified in Charter)



            Delaware                                          13-3944580
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


                       The Forsyth Centre, Century Place,
                         Lamberts Road, Tunbridge Wells
                          Kent, United Kingdom TN2 3EH
               (Address of Principal Executive Offices) (ZIP Code)

     Registrant's telephone number, including area code: 011 44 1892 511 566

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

The Company has been verbally informed by the Securities and Exchange Commission that the effective date for the SB-2 Registration Statement filed on November 6, 2003 is November 21, 2003 at 5.00pm. Written confirmation is expected in due course.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable

(c) Exhibits. None

[Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AUTO DATA NETWORK, INC.





                             By: /s/ Christopher R Glover
                                ---------------------------------
                                     Christopher R Glover
                                     Chief Executive Officer



Date: December 3, 2003